Exhibit 99.1

[LOGO] YELLOW CORPORATION®

Yellow Corporation

July 31, 2003

Making global commerce work by connecting people, places, and information.

Balancing yield and tonnage growth to enhance profitability

Yield and Tonnage Growth

Price - Volume Balance - 2Q03 vs. 2Q02
FedEx Freight
Con-Way
Arkansas Best
Yellow Transportation
Roadway Express
11.0%
7.0%
3.0%
-1.0%
-5.0%
-4.0%
0.0%
4.0%
8.0%
12.0%
16.0%
Year-over-year growth in LTL yield
Year-over-year growth in LTL tonnage

Operating Income Growth

$ Improvement in Operating Income - 2Q03 vs. 2Q02
FedEx Freight
-$3,000
Arkansas Best Freight
$2,073
Roadway Express
$2,570
Con-Way
$8,460
Yellow Transportation
$25,836

2

[LOGO] YELLOW CORPORATION®

Balancing yield and tonnage growth to

enhance profitability

[GRAPHIC] Yield and Tonnage Growth                    [GRAPHIC] Operating Income Growth

[LOGO] YELLOW CORPORATION®                [LOGO] ROADWAY® CORPORATION

Yellow — Roadway Corporation

A Strategic Combination

Making global commerce work by connecting people, places, and information.

[LOGO] YELLOW CORPORATION®

[LOGO] ROADWAY® CORPORATION

The Right Strategy, the Right Partner

■	Advances strategy
■	Comprehensive portfolio of transportation services (‘one-stop shopping’)
•	Greater penetration of premium services
•	Non-asset solutions to larger base of customers
•	Next-day opportunities
•	Technology solutions for customers and operations

■	Continued investments in both companies’ brands
■	Operate both networks separately
•	Not ‘crunching’ Yellow Transportation and Roadway Express together
•	Pre-empts labor and customer issues
•	Preserves brand equity
■	Over time, differentiate the brands in the marketplace

[LOGO] YELLOW CORPORATION®

ROADWAY® CORPORATION

The Right Strategy, the Right Partner (cont’d)

■	Enhanced Scale and Market Position
■	Combined revenue of approximately $6 billion
•	Nearly 48,000 employees in over 700 locations
■	Largest North American transportation company focused on big shipments for business
■	Strong #3 position in ground-based transportation (UPS, FedEx)
■	Large customer bases with limited overlap

[LOGO] YELLOW CORPORATION®

ROADWAY® CORPORATION

The Right Time

■	Both companies are solidly profitable
■	5-year labor agreement
■	Favorable financial markets
■	Potential of economic recovery provides substantial upside from conservative base case
■	Roadway management team supportive of strategy

[LOGO] YELLOW CORPORATION®

[LOGO] ROADWAY® CORPORATION

Mitigating the risks…

■	Customer retention
■	Maintain high levels of service and quality with improvements from implementing best practices
■	Key customer interfaces remain in place
■	Ability to share the benefits of leveraging cost structure / investments across the larger organization
■	Opportunity for customers to utilize additional service offerings of combined company
■	Customer feedback to date has been very supportive of transaction
•	Senior management has held discussions with top 200 customers in each company
■	We see July business volumes as strong

[LOGO] YELLOW CORPORATION®

ROADWAY® CORPORATION

Mitigating the risks (cont’d)

■	Employee Retention / Union Relations
■	Retaining key employees is a top priority
■	Communication is the key
•	Both CEOs filmed joint video for staff of both companies
•	Presentations by senior and local leadership to dispel myths around transaction
•	Most employees taking comfort in fact that companies will operate independently
■	James Staley, President & CEO of Roadway, will remain in his position at Roadway
■	Sales and operations positions remain unchanged
■	Both CEOs met with Teamsters’ Senior Management the day following the announcement in Washington, DC
•	Initial reaction is guarded optimism
•	Encouraged by fact that merger is not centered on large cost synergies from merging two networks, as has been case in past transportation industry mergers
•	Goal is to grow from a larger, stronger competitive position versus non-union companies

...While Capturing Meaningful Synergies

Synergies
(millions)
$30
$45
> $125
Synergies to be accretive
Available synergies - low end
Available synergies - high end

9

[LOGO] YELLOW CORPORATION®

[LOGO] ROADWAY® CORPORATION

...While Capturing Meaningful Synergies

■	Approximately $30 million of cost synergies required to be accretive in 2004, which represents:

■	Less than 0.5% of operating expenses
■	Less than 1.6% of non-labor costs

■	Conservative case of $45 million in cost synergies

■	Total potential cost synergies exceed $125 million

■	Expect accretion within 12 months of closing

[GRAPHIC] Synergies (millions)

[LOGO] YELLOW CORPORATION®

[LOGO] ROADWAY® CORPORATION

Projected synergies – conservative

Cumulative Conservative Savings by Year – in millions
	Year 1	Year 2	Year 3	Year 4	Year 5	5-Year Total
Revenue impact +/-1%(1)	$9.9	$10.4	$10.8	$10.3	$11.7	$54.1

Potential cost synergies
Operational
Mexico	$0.5	$2.0	$2.0	$2.0	$2.0	$8.5
Canada	2.0	5.0	5.0	5.0	5.0	22.0
Alaska, Puerto Rico & Hawaii	1.1	2.0	2.0	2.0	2.0	9.1
Rail costs	1.6	2.0	2.0	2.0	2.0	9.6
Expedited & cartage PTS	1.3	2.0	2.0	2.0	2.0	9.3
Equipment & tire purchasing	1.7	2.5	2.5	2.5	2.5	11.7
Shop costs & equipment pooling	1.5	3.0	3.0	3.0	3.0	13.5
Exhibit services trailers	1.1	1.5	1.5	1.5	1.5	7.1
Square states optimization	0.0	0.0	1.0	2.0	2.0	5.0

	10.8	20.0	21.0	22.0	22.0	95.8

General and administrative
Information technology	5.4	8.1	8.1	8.1	8.1	37.8
Other back office G&A	9.3	13.2	13.9	13.9	13.9	64.2

	14.7	21.3	22.0	22.0	22.0	102.0

Total potential cost synergies	$25.5	$41.3	$43.0	$44.0	$44.0	$197.8

(1)	Assumes 15% incremental margin.

[LOGO] YELLOW CORPORATION®

[LOGO] ROADWAY® CORPORATION

Projected integration costs – conservative

Annual Costs of Integration by Year – in millions
	Year 1	Year 2	Year 3	Year 4	Year 5	5-Year Total
Potential implementation costs
Severance (excluding executive triggers)	$1.7	$0.6	$0.2			$2.5
Stay bonuses	4.0	2.0	1.0			7.0
Communications	2.0	1.0				3.0
Other one-time costs (placeholder)	5.0					5.0
Technology development						0.0
Total potential implementation/one-time costs	12.7	3.6	1.2	0.0	0.0	17.5

Net pre-tax synergies (excluding Capex)	12.8	37.7	41.8	$44.0	$44.0	180.3

Non-IT capital expenditures (placeholder)	$4.0	$4.0	$2.0			$10.0

[LOGO] YELLOW CORPORATION®

[LOGO] ROADWAY® CORPORATION

Longer-term potential synergies

■	Overview
■	$5.8 billion of costs
•	Target 5% – 10% cost savings without impacting the customer
■	Linehaul network
•	$2 billion annual expense
—	10% savings achievable
•	Continued optimization of networks
—	Reduced empty miles
—	Reduced handling
•	Enterprise equipment balancing and optimization

Pro Forma Leverage

Debt to EBITDA

2.6x
<2.25x
<2.00x
Today*
12/31/03
12/31/04

Debt to Capital

51%
<50%
<44%
Today*
12/31/03
12/31/04

Today* – Pro Forma estimate 6/30/03

13

[LOGO] YELLOW CORPORATION®

ROADWAY® CORPORATION

Pro Forma Leverage

[GRAPHIC] Debt to EBITDA            [GRAPHIC] Debt to Capital

■	Both companies will continue to reduce debt between now and year-end
■	Strength of current balance sheets support transaction financing
■	Free cash flow generation allows for rapid debt reduction
■	NOPAT return on capital above cost of capital within 12 months of closing

Today* — Pro Forma estimate 6/30/03

[LOGO] YELLOW® CORPORATION

[LOGO] ROADWAY® CORPORATION

Transaction terms and structure

Transaction value	■ $48 per share ■ Equity value: $961 million ■ Total enterprise value: $1.2 billion ■ Adjusted total enterprise value: $1.5 billion(1)

Consideration

■   50 percent cash and 50 percent Yellow stock

■   Roadway shareholders will be given a right to elect cash or stock for each share they own

■   Following election, cash and stock will be pro rata amongst shareholders (i.e. in aggregate approximately 50% stock and 50% cash)

(1)	Leases capitalized at 5.0x.

Transaction terms and structure (cont'd)

$21.21
$28.69
Collar
$54.00
$53.00
$52.00
$51.00
$50.00
$49.00
$48.00
$47.00
$46.00
$45.00
$44.00
Effective value per share
$18.00
$20.00
$22.00
$24.00
$26.00
$28.00
$30.00
$32.00
Yellow 20-trading day average stock price

15

Transaction terms and structure (cont’d)

[LOGO] YELLOW CORPORATION®

[LOGO] ROADWAY® CORPORATION

Value per Roadway share assuming 50% stock/50% cash consideration

[GRAPHIC]

[LOGO] YELLOW CORPORATION®

[LOGO] ROADWAY® CORPORATION

Summary

■	Consistent with strategy
■	Increased scale of operations and stronger market position
■	Low risk integration strategy that will minimize lost revenues while providing significant synergies
■	Strong brand equity preserved
■	Non-asset opportunities with even larger customer base
■	Solid liquidity and leverage positions
■	Ability to generate free cash flows
■	Even in current economic environment / upside potential
■	Achieve high confidence cost synergies (run rate)
■	NOPAT/ROCC > WACC within 12 – 18 months

[LOGO] YELLOW CORPORATION®            [LOGO] ROADWAY® CORPORATION

Forward looking statements

■	This presentation (and oral statements made regarding the subjects of this presentation, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “will,” “remain,” “estimated” and similar expressions are intended to identify forward-looking statements. The expectations set forth in this release regarding accretion, incremental margins, economic recovery, achievement of annual savings and synergies, achievement of strong cash flow, sufficiency of cash flow to fund capital expenditures and achievement of debt reduction targets are only the parties’ expectations regarding these matters. Actual results could differ materially from these expectations depending on factors such as the combined company’s cost of capital, the ability of the combined company to identify and implement cost savings, synergies and efficiencies in the time frame needed to achieve these expectations, prior contractual commitments of the combined companies and their ability to terminate these commitments or amend, renegotiate or settle the same, the combined company’s actual capital needs, the absence of any material incident of property damage or other hazard that could affect the need to effect capital expenditures, any unforeseen merger or acquisition opportunities that could affect capital needs, the costs incurred in implementing synergies and the factors that generally effect both Yellow’s and Roadway’s respective businesses as further outlined in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in each of the companies respective Annual Reports on Form 10-K for the year ended December 31, 2002. Yellow’s plans regarding the maintenance of the separate Yellow and Roadway brands and networks, technology matters, service offerings, the focus on administrative and back office synergies and are only its current plans and intentions regarding these matters. Actual actions that the combined company may take may differ from time to time as the combined company may deem necessary or advisable in the best interest of the combined company and its shareholders to attempt to achieve the successful integration of the companies, the synergies needed to make the transaction a financial success and to react to the economy and the combined company’s market for its transportation services.